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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported) December 6, 2000


         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000, relating to the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2000-WM2).

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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            (Exact name of registrant as specified in its charter)


             Delaware                   333-37616-03           13-3320910
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  (State or Other Jurisdiction          (Commission         I.R.S. Employer
       of Incorporation)                File Number)       Identification No.)


Eleven Madison Avenue
New York, New York                                                 10010
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Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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     On December 6, 2000, Credit Suisse First Boston Mortgage Securities Corp.
entered into a Pooling and Servicing Agreement dated as of November 1, 2000 (the "Pooling and Servicing Agreement"), by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Bank, FA, as seller and servicer, Washington Mutual Bank fsb, as seller, Washington Mutual Bank, as seller, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

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Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.  Pooling and Servicing Agreement

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      SECURITIES CORP.



                                    By:  /s/ Kari S. Roberts
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                                    Name:  Kari S. Roberts
                                    Title:   Vice President




Dated:  December 19, 2000

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                                 Exhibit Index
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Exhibit                                                                 Page
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1.    Pooling and Servicing Agreement                                     6